UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2012

SAUER ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53598	26-3261559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4670 Calle Carga Unit A, Camarillo, CA	93012
(Address of principal executive offices)	(Zip Code)

(888) 829-8748

Registrant’s telephone number, including area code

NA

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As of December 14, 2012 the Registrant entered into two agreements with Eclipse Advisors, LLC, a New York limited liability company (“Eclipse”).

The agreements were an Equity Credit Agreement (the “ECA”) and a Registration Rights Agreement (the “RRA”) which, taken together, require the Registrant to file a registration statement on Form S-1 for the shares of common stock underlying the ECA and subject to various limitations set forth in the ECA, requires Eclipse to purchase up to $15,000,000 worth of the Registrant’s common stock at a price equal to 94% of the market price for the Registrant’s common stock as determined under the ECA.  The ECA requires the Registrant to register the resale of the shares to be purchased thereunder under the Securities Act of 1933, as amended, on Form S-1 at its expense and Eclipse’s obligations to purchase the Registrant’s common stock to not come into effect until the Registration Statement is ordered effective.

Copies of the two agreements are filed as exhibits hereto and the reader is referred to such exhibits for a full disclosure of the terms and conditions of the agreements.

Item 8.01 Other Events.

The Registrant has executed a document titled a $278,000 promissory note (the “Note”) with JMJ Financial (the “Lender”).  The Registrant has borrowed $100,000 under the Note which were received on November 14, 2012 and may be repaid interest free if it is paid to the Lender on or before February 10, 2013.  The proceeds of the Note were used for working capital.  If the Note is not repaid by that date, it will bear interest at 10% per annum and become convertible at the lesser of $0.25 per share or 60% of the market price at the time of conversion as determined in accordance with the Note. The Note requires that the Registrant include shares issuable upon conversion of the Note in its next registration statement.

A copy of the Note is filed as an exhibit hereto and the reader is referred to that exhibit for a full disclosure of the terms and conditions of the Note.

Item 9.01   Financial Statements and Exhibits

Financial Information

None

Exhibits:

10.1

Equity Credit Agreement, dated as of December 14, 2012, by and between Eclipse Advisors, LLC and Sauer Energy, Inc.

10.2

Registration Rights Agreement, dated as of December 14, 2012, by and between Eclipse Advisors, LLC and Sauer Energy, Inc.

10.3

Promissory Note between the Registrant and JMJ Financial, dated November 12, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sauer Energy, Inc.
January 2, 2013	By: /s/ Dieter R. Sauer, Jr.
Dieter R. Sauer, Jr. Director and President